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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549




                                   FORM 8-K



            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



                               JANUARY 6, 1995
               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                        COMMISSION FILE NUMBER 1-9718

                                PNC BANK CORP.

            (Exact name of registrant as specified in its charter)



         PENNSYLVANIA                                25-1435979
(State or other jurisdiction of                  (I.R.S. Employer
incorporation or organization)                  Identification No.)



                                ONE PNC PLAZA
                         FIFTH AVENUE AND WOOD STREET
                        PITTSBURGH, PENNSYLVANIA 15265
                   (Address of principal executive offices)
                                  (Zip Code)



                                (412) 762-3900
             (Registrant's telephone number, including area code)

        (Former name or former address, if changed since last report)






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ITEM 5. OTHER EVENTS


        On January 6, 1995, PNC Bank Corp. issued a press release announcing certian actions, a copy of which is attached as Exhibit 99 and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

        The exhibit listed on the Exhibit Index on page 4 of this Form 8-K is filed herewith.


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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            PNC BANK CORP.
                                            (REGISTRANT)

Date: January 6, 1995                    By /s/ Robert L. Haunschild
                                            --------------------------
                                            Robert L. Haunschild
                                            SENIOR VICE PRESIDENT AND
                                            CHIEF FINANCIAL OFFICER





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                                EXHIBIT INDEX

99 Copy of the press release issued by the Corporation on January 6, 1995, filed herewith.

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